UNITED STATES
          SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, DC 20549


                       FORM 8-K


                    CURRENT REPORT
        Pursuant to Section 13 or 15(d) of the
            Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
                      May 7, 2007

                   JOHNSON & JOHNSON
(Exact name of registrant as specified in its charter)

     New Jersey             1-3215        22-1024240
(State or Other Juris-     Commission   (IRS Employer
diction of Incorporation)  File Number) Identification No.)


One Johnson & Johnson Plaza, New Brunswick, New Jersey
                         08933
  (Address of Principal Executive Offices) (Zip Code)

  Registrant's telephone number, including area code:
                     732-524-0400

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [   ]  Written communications pursuant to Rule 425
     under the Securities Act (17 CFR 230.425)

     [   ]  Soliciting material pursuant to Rule 14a-12
     under the Exchange Act (17 CFR 240.14a-12)

     [   ]  Pre-commencement communications pursuant to
     Rule  14d-2(b)  under  the Exchange  Act  (17  CFR
     240.14d-2(b))

     [   ]  Pre-commencement communications pursuant to
     Rule  13e-4(c)  under  the Exchange  Act  (17  CFR
     240.13e-4(c))

Item 8.01.  Other Events.

     On May 7, 2007, Conor Medsystems, LLC, a wholly-owned subsidiary of the Registrant, issued a press release regarding the COSTAR II (CObalt Chromium STent with Antiproliferative for Restenosis) trial, the pivotal study for the CoStarr cobalt chromium paclitaxel-eluting coronary stent. This press release appears as Exhibit 99.1 and is incorporated by reference to this report.


                      SIGNATURES

      Pursuant  to  the requirements of the  Securities
Exchange  Act of 1934, the registrant has  duly  caused
this  report  to  be  signed  on  its  behalf  by   the
undersigned hereunto duly authorized.

                              JOHNSON & JOHNSON
                              (Registrant)




Date:    May 7, 2007        By:   /s/ S. M. Rosenberg
                                      S. M. Rosenberg
                                      Secretary



                     EXHIBIT INDEX

Exhibit No.    Description

99.1           Press release dated May 7, 2007.